Exhibit 32.2

                           INTRAOP MEDICAL CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Intraop Medical Corporation (the "Company") on Form 10-K for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on December 22, 2008, as amended by the Form 10-K/A filed on the date hereof (the "Report"), I, JK Hullett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ J.K. Hullett
                                                         -----------------------
                                                         J.K. Hullett
                                                         Chief Financial Officer

                                                         Date: May 29, 2009

     A signed original of this written statement required by Section 906 has been provided to Intraop Medical Corporation and will be retained by Intraop Medical Corporation and furnished to the Securities and Exchange Commission or its staff upon request.